DEFERRED COMPENSATION LIABILITY	12 Months Ended
Dec. 31, 2017
DEFERRED COMPENSATION LIABILITY [Abstract]
DEFERRED COMPENSATION LIABILITY
7.	DEFERRED COMPENSATION LIABILITY

In 2010, the Board of Directors approved an unfunded deferred compensation agreement for the Company's former Chief Financial Officer and Executive Vice President. The agreements provide for unfunded deferred compensation computed as a percentage of salary, and certain benefits for dependents. The deferred compensation liability for the former Chief Financial Officer and Executive Vice President is denominated in Norwegian currency. The vesting period has ended upon leaving the Company per December 31, 2017 and is payable from the age of 67. Interest is imputed at 2.30% and 2.60% as of December 31, 2017 and 2016, respectively.

In 2007, the Board of Directors approved an unfunded deferred compensation agreement for Herbjørn Hansson, the Chairman, President and CEO, with vesting of benefits accruing from 2004. The agreement provides for unfunded deferred compensation computed as a percentage of salary, and certain benefits for dependents. The agreement has been amended in 2017 for the benefits to vest over a period of employment of 15 years up to a maximum of 66% of the salary level at the time of retirement, age of 72. Interest is imputed at 2.30% and 2.60% as of December 31, 2017 and 2016, respectively. The Company had a restricted deposit account for securing the financing of this deferred compensation liability per December 31, 2016 as described in Note 8, where the restriction was lifted in 2017.

The total expense related to the deferred compensation agreements for the Chairman, President and CEO and the Company's former Chief Financial Officer and Executive Vice President, recognized in 2017, 2016 and 2015 were $1.3 million, $1.8 million and $0.4 million, respectively. As of December 31, 2017 and 2016 total deferred compensation liability was $15.8 and $14.5 million, respectively.